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                               CAMBREX CORPORATION

                                   EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT


SUBSIDIARY                                                          INCORPORATED IN:
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
Cambrex Charles City, Inc. .......................................  Iowa
Cambrex Profarmaco Milano S.r.l. .................................  Italy
Cambrex Karlskoga AB..............................................  Sweden
AS Cambrex Tallinn................................................  Estonia